UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) — January 7, 2010
Commission File Number 0-23320
OLYMPIC STEEL, INC.
(Exact name of registrant as specified in its charter)

Ohio	34-1245650

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5096 Richmond Road, Bedford Heights, Ohio	44146

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 292-3800
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐     Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGRFEEMENT
Effective January 7, 2010, Olympic Steel, Inc. (the “Company”) and Michael D. Siegal entered into an amended and restated employment agreement (the “Employment Agreement”) pursuant to which Mr. Siegal will serve as Chief Executive Officer and Chairman of the Board of Directors of the Company for a term ending January 1, 2013. Under the terms of the Employment Agreement, which replaces Mr. Siegal’s prior employment agreement that had expired, Mr. Siegal is entitled to receive a base salary of $750,000 per year, subject to possible increases as determined by the Board. During the period of employment, Mr. Siegal will be eligible for a performance bonus under the Company’s Senior Management Compensation Program Plan in place as of 2010, as amended, or such other bonus plan that replaces that plan, and Mr. Siegal will be eligible to participate in any long-term incentive plan which may be created or amended by the Board from time to time. If the Company terminates Mr. Siegal’s employment for any reason other than “good cause” or Mr. Siegal’s disability or Mr. Siegal terminates his employment for “good reason” during the employment period, Mr. Siegal will continue to receive his compensation under the Employment Agreement during the period ending on the earlier of (i) January 1, 2013 or (ii) the second anniversary of the termination of his employment. The Employment Agreement also contains a two-year, non-competition and non-solicitation prohibition.
Concurrent with the signing of the Employment Agreement, the Company entered into a separate letter agreement (the “Letter Agreement”) with Mr. Siegal, whereby his current base salary shall remain at $571,725 per year and not increase to the new contractual base salary of $750,000 per year until economic conditions warrant, as determined by the Compensation Committee of the Board of Directors.
The foregoing is only a brief description of the material terms of the Employment Agreement and the Letter Agreement, does not purport to be a complete description of the Employment Agreement and the Letter Agreement, and is qualified in its entirety by reference to the Employment Agreement and the Letter Agreement, which are filed as Exhibit 10.12 and Exhibit 10.29, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit
Number	Description of Exhibit

10.12	Amended and Restated Employment Agreement, effective as of January 7, 2010, by and between the Company and Michael D. Siegal.

10.29	Letter Agreement, effective as of January 7, 2010, by and between the Company and Michael D. Siegal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC STEEL, INC.
Date: January 13, 2010	By:	/s/ Richard T. Marabito
Richard T. Marabito
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.12	Amended and Restated Employment Agreement, effective as of January 7, 2010, by and between the Company and Michael D. Siegal.

10.29	Letter Agreement, effective as of January 7, 2010, by and between the Company and Michael D. Siegal.

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